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                             SUPPLEMENTAL AGREEMENT
                                       TO
                          CREDIT AND SECURITY AGREEMENT
                       DATED DECEMBER 13, 2001 AS AMENDED

                                 BY AND BETWEEN


                        BRITESMILE International Limited

                                       AND

                              CAP ADVISERS LIMITED


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                            SUPPLEMENTAL AGREEMENT TO
                    CREDIT AND SECURITY AGREEMENT AS AMENDED

                            Dated : January   , 2003

         BRITESMILE INTERNATIONAL LIMITED an Irish company with company registration no. 306119 and registered office at 36 Fitzwilliam Place, Dublin 2, Ireland (the "Borrower"), and CAP ADVISERS LIMITED an English company with company registration no. 2147486 acting through its Dublin branch at 36 Fitzwilliam Place, Dublin 2, Ireland (the "Lender"), hereby agree that this Agreement is supplemental to a Credit and Security Agreement dated December 13, 2001 between Borrower and Lender as supplemented and amended by Supplemental Agreements between them dated March 8 and July 22, 2002 (such three Agreements together the "Principal Agreement") and that they wish to amend the Principal Agreement in the manner and to the extent hereinafter provided

         IT IS AGREED, in consideration of the premises and of the mutual agreements contained in this Agreement and other good consideration, as follows:-

         1. Defined terms used in this Agreement shall have the same meanings as defined terms in the Principal Agreement, except that "this Agreement" as used herein shall refer to this Supplemental Agreement and not to the Principal Agreement.

         2. With effect on and from the date hereof, the Principal Agreement shall be amended as follows:-

            (a)      by deleting the definition of "Borrowing Base" in section
         1.1 thereof and substituting therefor the following new definition:-


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




                  "Borrowing Base" means in respect of each period in column 1 below, the amount set out opposite the same in column 2 below:-

                      Column 1                                        Column 2

         Until and including March 30, 2004                        US$ 6,500,000
         March 31, 2004 to June 29, 2004 inclusive                 US$ 6,375,000
         June 30, 2004 to September 29, 2004 inclusive             US$ 6,250,000
         September 30, 2004 to December 30, 2004 inclusive         US$ 6,125,000
         December 31, 2004 to March 30, 2005 inclusive             US$ 6,000,000
         March 31, 2005 to June 29, 2005 inclusive                 US$ 5,875,000
         June 30, 2005 to September 29, 2005 inclusive             US$ 5,750,000
         September 30, 2005 to December 30, 2005 inclusive         US$ 5,625,000
         December 31, 2005 to March 30, 2006 inclusive             US$ 5,500,500
         March 31, 2006 to June 29, 2006 inclusive                 US$ 5,312,500
         June 30, 2006 to September 29, 2006 inclusive             US$ 5,122,500
         September 30, 2006 to December 30, 2006 inclusive         US$ 4,937,500
         December 31, 2006 to March 30, 2007 inclusive             US$ 4,750,000
         March 31, 2007 to June 29, 2007 inclusive                 US$ 4,562,500
         June 30, 2007 to September 29, 2007 inclusive             US$ 4,375,000
         September 30, 2007 to December 30, 2007 inclusive         US$ 4,187,500

            (b)      by deleting the definition of "Maturity Date" in section
         1.1 thereof and substituting therefor the following new definition:-

                  "Maturity Date" means December 31, 2007.

            (c) by deleting the definition of "Maximum Line" in section 1.1 thereof and substituting therefor the following new definition:-

                  "Maximum Line" means Six Million Five Hundred Thousand United States Dollars (US$6,500,000).


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


            (d) by deleting section 2.2 and substituting therefor the following new section 2.2:-

         Section 2.2 Procedures for Requesting Advances. The Borrower shall comply with the following procedures in requesting Revolving Advances:

            (a) Time for Requests. The Borrower shall request each Advance not later than 11:00 a.m. Eastern Standard Time on the third Banking Day prior to the day which is the date the Advance is to be made. Each such request shall be effective upon receipt by the Lender, shall be in writing or telecopy transmission and shall be substantially in the form of Exhibit A1 or Exhibit A2 (as required and applicable under section 2.9) unless the Lender and the Borrower shall agree in writing to any other form, shall be by (i) an Officer of the Borrower; or (ii) a Person designated as the Borrower's agent by an Officer of the Borrower in a writing delivered to the Lender; or (iii) a person whom the Lender reasonably believes to be an Officer of the Borrower or such a designated agent. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.1 have been satisfied as of the time of the request, and shall be accompanied by the documents referred to in Section 4.2.

            (b) Disbursement. Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Advance by crediting the same, if the request for an Advance is properly in the form of Exhibit A1, to the Borrower's account in the name of BRITESMILE INTERNATIONAL No. 0081803161 at the Bank of Hawaii, P.O. Box 2900, Honolulu, HI 96846, USA Routing No. 121301028 or, if the request for an Advance is properly in the form of Exhibit A2, by crediting the same on behalf of the Borrower to the account of Peak Industries Inc. No. 6970672845 at UMB Bank n.a, 1010 Grand Blvd, Kansas, MO 64141, Routing No. 100100695, Swift No:
UMKCUS44, unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

            (e) by deleting paragraph (b) of section 2.5 and substituting therefor the following new paragraph (b) of section 2.5:-

                           (b)      Application of Payments

                                    (i) At the end of each month the Lender
                  shall cause such funds in the Collateral Account as would satisfy in full, or if not in full, then in part, Obligations then due and owing to the Lender to be transferred to the Lender's general account for payment of the Obligations. Funds to be so transferred that are in a currency other than US$ shall be converted by the Lender, through its bank, into US$. Funds so transferred shall be applied first in payment or reduction of accrued interest then in payment or reduction of Advances outstanding, up to an aggregate maximum of US$1,500,000, the proceeds of which have been used by the Borrower for the purchase by the Borrower of BriteSmile Systems for use outside the United States of America and then in payment or reduction of other Obligations. If there are any further funds in the Collateral Account in excess in aggregate of US$1,000 or equivalent at the end of each month such further funds shall be paid to the Borrower, if it so requests, or otherwise left in the Collateral Account.

                  (f) by deleting section 2.6 and substituting therefor the following new section 2.6:-


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


                  Section 2.6 Voluntary Prepayment; Termination of the Credit Facility by the Borrower. Except as otherwise provided herein, the Borrower may prepay the Advances in whole at any time or from time to time in part, provided that any prepayments shall first be applied in payment or reduction of Advances outstanding, up to an aggregate maximum of US$1,500,000, the proceeds of which have been used by the Borrower for the purchase by the Borrower of BriteSmile Systems for use outside the United Stated of America and then in payment or reduction of other Obligations. The Borrower may terminate the Credit Facility at any time if it gives the Lender at least thirty (30) days' prior written notice. Subject to termination of the Credit Facility and payment and performance of all Obligations, the Lender shall, at the Borrower's expense, release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law and pay to the Borrower any remaining funds in the Collateral Account.

                  (g) by deleting section 2.9 and substituting therefor the following new section 2.9:-

                  Section 2.9 Use of Proceeds. US$1,500,000 of the Maximum Line (and notwithstanding any reduction in the Borrowing Base prior to the Maturity Date) shall be available for and the proceeds of Advances thereof shall be used by the Borrower for the purchase by the Borrower of BriteSmile Systems for use outside the United States of America; the proceeds of all other Advances shall be used by the Borrower for its general business purposes, including without limitation the purchase by the Borrower of BriteSmile Systems for use outside the United States of America. Requests for Advances the proceeds of which shall be used by the Borrower for the purchase by the Borrower of BriteSmile Systems for use outside the United States of America shall be in the form of Exhibit A2; requests for all other Advances shall be in the form of Exhibit A1.

                  (h) by redesignating Exhibit A hereto as Exhibit A1 hereto and adding a new Exhibit A2 in the form set out in the Schedule hereto.

                  (i) by deleting paragraph (a) of section 4.2 and substituting therefor the following new paragraph (a) of section 4.2:-

                           (a) a request substantially in the form of Exhibit A1 or Exhibit A2 (as required and applicable under section 2.9).

         3. The Borrower represents and warrants to the Lender that the execution, delivery and performance by the Borrower of this Agreement and the borrowings from time to time under the Loan Documents, including this Agreement, have been duly authorised by all necessary corporate action, including the board of directors of the Borrower and the board of directors, or executive committee of the board of directors, of BriteSmile Inc, the parent company of the Borrower and do not and will not (i) require any further consent or approval of the shareholders in the Borrower; (ii) require any authorisation, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorisation, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof or in the case of any necessary registration at the Irish Companies Registry and the Irish Revenue Commissioners, that will be effected within 21 days; (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Security


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

Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

         4. This Agreement and the Principal Agreement shall be read and construed as one agreement. Save as expressly amended by this Agreement the Principal Agreement shall remain in full force and effect.

         5. This Agreement shall be governed by and construed in accordance with English law. Each of the parties hereto hereby (i) consents to the jurisdiction of the Irish Courts in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient and (iii) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.


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


                               THE SCHEDULE hereto

                   EXHIBIT A2 TO CREDIT AND SECURITY AGREEMENT

                  [BRITESMILE INTERNATIONAL LIMITED LETTERHEAD]

To:                  CAP Advisers Limited
                     Dublin Branch
                     36 Fitzwilliam Place
                     Dublin 2
                     Ireland

Telecopier:
Attention:


We refer to that certain Credit and Security Agreement dated December 13, 2001 (as amended or modified to date, the "Credit Agreement") by and between Britesmile International Limited and CAP Advisers Limited Dublin branch. Capitalised terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

Pursuant to Section 2.2(a) of the Credit Agreement, we hereby request or confirm our request for an Advance on the date, of the type(s) and in the amount(s) specified below.

Amount of Advance (US$)                                       Date of Borrowing




We enclose a copy of invoice no.      from Peak Industries Inc. ("Peak")
addressed to us for our purchase of BriteSmile Systems at an aggregate price of
US$               (being not less than the amount of the Advance) and request that you remit the Advance on our behalf to Peak's account no. 6970672845 at UMB Bank N.A., 1010 Grand Blvd, Kansas, MO64141, Routing No. 100100695,
Swift No. UMKCUS44 on the date of Borrowing quoting their invoice no.

                                        BRITESMILE INTERNATIONAL LIMITED

                                        By:.....................................
                                        ........................................
                                        Its:....................................



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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized on the date first above written.

36 Fitzwilliam Place                          BRITESMILE INTERNATIONAL LIMITED
Dublin 2,                                     By:
                                                  ------------------------------
Ireland                                       Name:
                                                    ----------------------------
Telecopier:                                   Its:
             ---------------------------            ----------------------------
Attention:
             ---------------------------

36 Fitzwilliam Place                          CAP ADVISERS LIMITED
Dublin 2                                      Dublin Branch
Ireland                                       By:
                                                  ------------------------------
Telecopier:                                   Name:
             ---------------------------            ----------------------------
Attention:                                    Its:
            ----------------------------            ----------------------------







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